EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN
SOUTHERN DIVISION

NEXIQ TECHNOLOGIES, INC., WPI MICRO PROCESSOR SYSTEMS, INC, AND DIVERSIFIED SOFTWARE INDUSTRIES, INC.,	Case No: 02-63996, et. seq. Jointly Administered
Hon. Walter J. Shapero
Debtors.	Chapter 11
_________________________________/

ORDER UNDER 11 U.S.C. SECTIONS 105(a), 363(b), (f), (l) AND (m), 365, AND 1146(c), AND FED. R. BANKR. P. 2002, 6004, 6006, 9014: (A) APPROVING ASSET PURCHASE AGREEMENT; (B) AUTHORIZING (i) SALE OF SUBSTANTIALLY ALL OF DEBTOR'S CORE AND e-TECHNICIAN ASSETS FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS AND ENCUMBRANCES AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND LEASES, AND (C) GRANTING RELATED RELIEF

This matter having come before the Court upon the Motion (the "Sale Motion") 1 of NEXIQ Technologies, Inc., WPI Micro Processor Systems, Inc. and Diversified Software Industries, Inc. (collectively "NEXIQ" or "Debtor") for an order under 11 U.S.C. sections 105(a), 363(b), (f), (l) and (m), 365, and 1146(c) and Fed. R. Bankr. P. 2002, 6004, 6006, and 9014 authorizing (A) the sale of substantially all of the core and e-Technician Assets used in the conduct of the Business of Debtor as seller, free and clear of all liens, claims, encumbrances, rights of first refusal, and other interests (the "Sale"), pursuant to the Asset Purchase Agreement (the "Purchase Agreement"), between the Debtor and Snap-On Incorporated ("Purchaser"), the successful bidder for the Core and e-Technician Assets following Auction; (B) the Debtor's assumption and assignment to the Purchaser of the Assumed Contracts to be identified or to be described in the

1  Unless otherwise defined, capitalized terms used herein shall have the meaning ascribed to them in the Sale Motion, the Purchase Agreement (as defined hereafter), or the Bankruptcy Code.  A copy of the Purchase Agreement is attached to the Sale Motion.

Purchase Agreement, free and clear of liens, claims, encumbrances, rights of first refusal and other interests; and (C) granting related relief; and a hearing on the Sale Motion having been held on December 12, 2002 (the "Sale Hearing"), at which time all interested parties were offered an opportunity to be heard with respect to the Sale Motion; and the Court having considered (i) the Sale Motion, (ii) any objections thereto, and (iii) the arguments of counsel made, and the evidence proffered or adduced at the Sale Hearing; and it appearing that the relief requested in the Sale Motion is in the best interests of the Debtor, its estate, its creditors and other parties in interest; and upon the record of the Sale Hearing and this cases; and after due deliberation thereon; and good cause appearing therefor;

IT IS HEREBY FOUND AND DETERMINED THAT:2

1.     The Court has jurisdiction over this Sale Motion pursuant to 28 U.S.C. sections 157 and 1334, and over the entities which are subject to the terms of this Order, including but not limited to all creditors, all persons and entities who have a claim (as defined in section101(5) of the Bankruptcy Code) against the Debtor or its bankruptcy estate, and all parties in interest, including those entities claiming an interest in the Assets and those entities who are parties to the Contracts. This matter is a core proceeding pursuant to 28 U.S.C. section 157(b)(2). Venue of these cases and the Sale Motion in this district is proper under 28 U.S.C. sections 1408 and 1409.

2.     The statutory predicates for the relief sought in the Sale Motion are sections 105(a), 363(b), (f), (l), and (m), 365, and 1146(c) of the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended (the "Bankruptcy Code" or the "Code"), and Fed. R. Bankr. P. 2002, 6004, 6006, and 9014.

2  Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed. R. Bankr. P. 7052

3.      As evidenced by the affidavits of service previously filed with the Court, and based on the representations of counsel at the Sale Hearing, (1) adequate and sufficient notice of the Sale Motion, the Sale Hearing and the Sale has been provided in accordance with the Bankruptcy Code, Federal Rules of Bankruptcy Procedures, including 11 U.S.C. sections 102(1), 363, and 365 and Fed. R. Bankr. P. 2002, 6004, 6006, and 9014, and the Local Bankruptcy Rules or orders of this Court, (2) such notice was good and sufficient, and appropriate under the particular circumstances, and (3) no other or further notice of the Sale, the Sale Motion, or the Sale Hearing shall be required.

4.      A reasonable opportunity to object or be heard with respect to the Sale Motion and the relief requested therein has been afforded to all interested persons and entities, including (i) the United States Trustee; (ii) the Creditors' Committee appointed in this case; (iii) any and all entities known to have expressed an interest in an acquisition transaction regarding the Debtor or its assets during the past twelve (12) months; (iv) all entities known to have asserted any lien, claim, encumbrance, right of first refusal, or other property interest in or upon any of the Assets and Contracts which are to be sold or assigned pursuant to the Purchase Agreement; (v) all entities who had filed a notice of appearance and request for service of papers in these cases; and (vi) all parties to executory contracts or unexpired leases proposed to be assumed and assigned under the Purchase Agreement.

5.     The Debtor (i) has full corporate power and authority to execute the Purchase Agreement and all other documents contemplated thereby, and the sale of the Assets of the Business by the Debtor has been duly and validly authorized by all necessary corporate action, (ii) has all of the corporate power and authority necessary to consummate the transactions contemplated by the Purchase Agreement, (iii) has taken all corporate action necessary to authorize and approve the Purchase Agreement and the consummation by the Debtor of the transactions contemplated thereby, and (iv) requires no further consents or approvals, other than those expressly provided for in the Purchase Agreement or otherwise explicitly set forth herein, to consummate such transactions.

6.     On December 11, 2002, the Debtor conducted an auction (the "Auction") and, at the conclusion of the Auction, the Debtor determined that Purchaser has made the highest and best offer to purchase the Assets.

7.     Approval of the Purchase Agreement and consummation of the Sale at this time are in the best interests of the Debtor, its creditors, its estate, and the public, particularly the Debtor's customers who rely upon the Debtor's service.

8.     The Debtor has demonstrated both (i) good, sufficient, and sound business purpose and justification and (ii) compelling circumstances for the Sale pursuant to the applicable provisions of the Bankruptcy Code, including 11 U.S.C. sections 105 and 363 prior to, and outside of, a plan of reorganization.

9      The Debtor diligently and in good faith marketed the Assets of the Business to secure the highest and best offer therefor. In that regard, the Debtor sought bids for all of its Business and Assets, and their ePOD and IVIS assets. The terms and conditions set forth in the Purchase Agreement, and the Sale to the Purchaser pursuant thereto, represent a fair and reasonable purchase price and constitute the highest and best offer obtainable for the Business and the Assets.

10.     A sale of the Assets is the only viable alternative for preserving and capturing the value of the Assets and ensuring the continuation of the Business. The Debtor cannot continue to operate the Business for the time required to confirm and consummate a plan of reorganization without risking an immediate and material decline in the value of the Business and Assets. Thus, the only way to preserve and maximize value is to consummate the Sale and sell the Assets of the Business, thereby insuring an orderly and equitable sale process and distribution of proceeds.

11.    Potentially significant and long-term claims against the Debtor's estate will be minimized as a result of the prompt consummation of the Sale, and the concomitant assumption and assignment of the Contracts to the Purchaser.

12.     A sale of the Assets of the Business at this time to the Purchaser would result in the highest possible purchase price therefor. Thus, unless the Sale to the Purchaser is concluded expeditiously, as provided for in the Sale Motion and under the Purchase Agreement, the value of the Business and Assets will decline and the Debtor, its estate and its creditors may realize little or no value for the Business or the Assets.

13.     Similarly, with each passing day, the probability increases that the Debtor's customers will procure alternative service for their needs. To preserve the value of the Assets of the Business, preserve the jobs of the Debtor's employees, and preserve and maximize the value of the Debtor's estate for the benefit of all interested parties, the Debtor must be authorized to consummate the sale expeditiously.

14.      All Interests (as hereafter defined) shall attach to the proceeds of the Sale. The cash proceeds of the Sale paid to the Debtor at the Closing will be distributed to make the payments required under this Order, and the balance of the proceeds shall be distributed pursuant to further order of the Court.

15.     The Purchase Agreement was negotiated, proposed and entered into by the Debtor and the Purchaser without collusion, in good faith, and from arm's-length bargaining positions. Neither the Debtor nor the Purchaser or its affiliates has engaged in any conduct that would cause or permit the Purchase Agreement to be avoided under 11 U.S.C. section 363(n).

16.     The Purchaser is an entity purchasing and leasing property in good faith within the meaning of 11 U.S.C. section 363(m) and, as such, is entitled to the protections afforded thereby. The Purchaser will be acting in good faith within the meaning of 11 U.S.C. section 363(m) in closing the transactions contemplated by the Purchase Agreement.

17.     The consideration provided by the Purchaser for the Assets of the Business pursuant to the Purchase Agreement constitutes reasonably equivalent value and fair consideration under the Bankruptcy Code and under the laws of the United States, any state, territory, possession, or the District of Columbia.

18.     The consideration offered in the Purchase Agreement is the highest and best consideration offered for the Assets of the Business and will provide a greater recovery for the Debtor's creditors than would be provided by any other practical available alternative.

19.    The Sale must be approved and consummated promptly in order to preserve the value of the Business as a going concern.

20.     The transfer of the Assets to the Purchaser upon the Closing will be a legal, valid, and effective transfer of the Assets and vest the Purchaser with all right, title, and interest of the Debtor to the Assets free and clear of mortgages, security interests, conditional sale or other title retention agreements, pledges, liens, claims, judgments, demands, easements, charges, encumbrances, defects, options, rights of first refusal, restrictions of all kind and any other interest (including, without limitation, liens, claims, encumbrances and interests (i) that purport to give to any party a right or option to effect any forfeiture, modification or termination of the Debtor's or the Purchaser's interest in the Assets, (ii) in respect of Taxes, or (iii) which arise as a result of any Employee Benefit Plan) (collectively, "Interests").

21.      The Purchaser would not have entered into the Purchase Agreement and would not consummate the transactions contemplated thereby, thus adversely affecting the Debtor, its estate, and its creditors, if the Sale of the Assets of the Business to the Purchaser and the assignment of the Contracts to the Purchaser were not free and clear of all Interests.

22.     The Debtor may sell the Assets of the Business free and clear of all Interests because, in each case, the requirements of the Bankruptcy Code, including one or more of the standards set forth in 11 U.S.C. section 363(f)(1) - (5) have been satisfied or such sale otherwise is authorized pursuant to 11 U.S.C. section 105. Those (A) holders of Interests, (B) non-debtor parties to Contracts and (C) other parties in interest who did not object, or who withdrew their objections, to the Sale, the Sale Motion or the assumption and assignment of Contracts are deemed to have consented to the transactions contemplated in the Purchase Agreement pursuant to 11 U.S.C. sections 363(f) (2) and 365. Those holders of Interests who did object fall within one or more of the other subsections of 11 U.S.C. section 363(f) are adequately protected by having their Interests, if any, attach to the cash proceeds of the Sale ultimately attributable to the property in which they claim an Interest as set forth in this Order.

23.     Except with respect to any Assumed Liabilities, neither (A) the transfer of the Assets of the Business to the Purchaser nor (B) the assumption by the Debtor and assignment to and assumption by the Purchaser of the Assumed Contracts will subject the Purchaser to any liability by reason of such transfer or assignment and assumption under the laws of the United States, any state, territory, or possession thereof, or the District of Columbia, based, in whole or in part, directly or indirectly, on any theory of law, including, without limitation, any theory of antitrust or successor or transferee liability or otherwise.

24.     The transfer of the Assets of the Business to the Purchaser is a transfer pursuant to 11 U.S.C. section 1146(c) and, accordingly, shall not be taxed under any law imposing a stamp tax or similar tax.

25.     The Debtor has demonstrated that it is an exercise of its sound business judgment to assume and assign the Assumed Contracts to the Purchaser in connection with the consummation of the Sale, and the assumption and assignment of the Assumed Contracts is in the best interests of the Debtor, its estate, and its creditors. The Assumed Contracts being assigned to the Purchaser are an integral part of the operations of the Debtor being purchased by the Purchaser and, accordingly, such assumption and assignment of the Assumed Contracts is reasonable, enhances the value of the Debtor's estate, and does not constitute unfair discrimination.

26.     By the Purchaser agreeing to pay all costs of cure where there is no dispute as to the amount thereof and the undisputed portion of costs of cure where there is a dispute as to the amount thereof and by escrowing the disputed portion claimed by the non-Debtor party where there is a dispute, the Debtor has (i) provided adequate assurance that any default which arises or accrues prior to the Closing Date under any of the Assumed Contracts will be promptly cured, within the meaning of 11 U.S.C. section 365(b)(1)(A), and (ii) provided adequate assurance that the Purchaser will promptly provide compensation to any party to the Assumed Contracts, other than the Debtor, for any actual pecuniary loss to such party resulting from a default under any of the Assumed Contracts which arises or accrues prior to the Closing Date, within the meaning of 11 U.S.C. section 365(b)(1)(B); and the Purchaser has provided adequate assurance of future performance of the Assumed Contracts, within the meaning of 11 U.S.C. section 365(b)(1)(C).

27.     The Debtor has good and marketable title to the Assets;

28.     All findings of facts and conclusions of law made herein or announced in open court in connection with the Sale Motion are incorporated herein.

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT:

General Provisions

     (1)     All of the findings of fact and conclusions of law set forth above are incorporated herein by reference, and the Sale Motion as modified by any announcements in open court is granted, as provided herein.

     (2)     All objections, responses, and requests for continuances concerning the Sale Motion or the relief requested therein are resolved in accordance with the terms of this Order and as set forth in the record of the Sale Hearing, and those that have not been withdrawn, waived, or settled, and all reservations of rights included in such objections, are overruled on the merits.

Approval of Purchase Agreement

      (3)     the Purchase Agreement and the transactions contemplated therein, including the transfer of the Assets by the Seller to the Purchaser as provided in the Purchase Agreement are approved and authorized under the Bankruptcy Code, including Sections 105, 363 and 365 of the Bankruptcy Code;

      (4)     the transfer of the Assets by Debtor to Purchaser upon Closing will be a legal, valid, and effective transfer of the Assets notwithstanding any requirement for approval or consent by any entity (as defined in Section 101(15) of the Bankruptcy Code);

      (5)      the transfer of the Assets by Debtor to Purchaser vests the Purchaser with good and indefeasible title to the Assets free and clear of all Interests, except those expressly assumed by the Purchaser thereunder; and any such Interests which existed prior to the Closing shall attach to the proceeds of the sale in the same order and priority as existed before the sale;

      (6)      the transfer of the Assets is in exchange for consideration being paid by the Purchaser that constitutes reasonably equivalent value and fair consideration under the Bankruptcy Code and under the laws of the United States, any state, territory, possession, or the District of Columbia;

      (7)     The transfer of the Assets of the Business, and the assumption and assignment of the Assumed Contracts does not and will not subject the Purchaser to any liability by reason of such transfers and assignments under the laws of the United States, any state, territory or possession thereof or the District of Columbia based, in whole or in part, directly or indirectly, on any theory of law, including, without limitation, any theory of successor or transferee liability;

       (8)     the Bankruptcy Court retains jurisdiction to interpret and enforce the provisions of the Purchase Agreement, any related agreement to which the Debtor is party, and this Order, including, without limitation, jurisdiction to (a) protect the Purchaser against any claims or other liabilities related to the transactions contemplated by the Purchase Agreement or otherwise, in accordance with the provisions of the Purchase Agreement, (b) resolve any and all objections to, or disputes among the parties to the Purchase Agreement regarding, all issues or disputes with respect to claims for indemnification or otherwise payable under the Purchase Agreement, provided, however, that in the event the court abstains from exercising, or declines to exercise, jurisdiction with respect to any matter referred to in this Paragraph or is without jurisdiction, such abstention, refusal, or lack of jurisdiction shall have no effect upon and shall not control, prohibit, or limit the exercise of jurisdiction of any other court or arbitral body having competent jurisdiction with respect to any such matter;

       (9)     the transactions contemplated by the Purchase Agreement are undertaken by the Purchaser in good faith, as that term is used in Section 363(m) of the Bankruptcy Code, and the Purchaser is entitled to the rights and protection granted thereby;

     (10)      there exist exigent business reasons for the sale of the Assets to the Purchaser;

     (11)      the sale is in the best interests of the Debtor's estate, its creditors, and its Customers and is otherwise in the public interest;

     (12)     there has been such notice as is appropriate in the particular circumstances given to all entities required by law to receive notice of the sale and such opportunity for hearing as is appropriate in the particular circumstances;

     (13)     the  Business and the Assets have been adequately marketed and will lose value absent a sale;

     (14)     all of the requirements of Sections 105 and 363 of the Bankruptcy Code for a sale free and clear of Interests have been met; and

     (15)     the Debtor's previous execution and delivery of the Purchase Agreement are hereby authorized, and the Debtor is authorized to consummate, pursuant to the terms of the Purchase Agreement, the sale of the Assets to Purchaser and related transactions and to negotiate, execute, and deliver such other and further documents as may be necessary or appropriate to implement and consummate the Purchase Agreement.

Assumption and Assignment to Purchaser of Contracts

     (16)    the assumption by Debtor and assignment to Purchaser of the Assumed Contracts is approved and shall become effective upon Closing;

     (17)    all defaults of Debtor under the Assumed Contracts arising or accruing prior to the Closing (without giving effect to any acceleration clauses or any default provisions in such contracts of a kind specified in Section 365(b)(2) of the Bankruptcy Code) shall be promptly cured by Purchaser and shall not cause or result in a decrease in the Purchase Price paid to Debtor at Closing.

     (18)     any actual pecuniary loss incurred by any party (other than the Debtor) to an Assumed Contract resulting from a default by Debtor prior to the Closing Date shall be promptly compensated by Purchaser;

      (19)    the amounts to be paid to the parties to the Assumed Contracts by the Purchaser shall be: (a) with respect to parties that timely filed written objections that have not been or are not hereafter resolved, or parties whose contracts have not been designated by the Sale Hearing, the amount to be ordered by this Court; (b) with respect to parties that timely filed written objections that have been or are hereafter resolved, the amounts agreed to by the parties and set forth on the record of the Sale Hearing or in a subsequent written agreement between the Debtors and the other party to the Assumed Contract; (c) with respect to parties that fail to file written objections within 10 business days after service of the Notice of Proposed Assumption and Assignment, the amounts set forth in the Notice of Proposed Assumption of Leases and Executory Contracts in Connection With the (i) Proposed Sale of Substantially All Assets of NEXIQ Technologies, Inc., et. al., (ii) Assumption and Assignment of Certain Related Executory Contracts and Unexpired Leases, and (iii) Opportunity to Submit Competitive Bids.

     (20)     the Purchaser has provided adequate assurance of future performance of the Assumed Contracts within the meaning of Section 365(f)(2) of the Bankruptcy Code; and

      (21)    the Assumed Contracts shall remain in full force and effect for the benefit of the Purchaser, notwithstanding any provisions in such Assumed Contracts or in applicable law (including, without limitation, those described in Sections 365(b)(2) and (f) of the Bankruptcy Code) that prohibit, restrict, or limit in any way such assignment or transfer;

Miscellaneous

      (22)     the Debtor and each other entity having duties or responsibilities under the Purchase Agreement, the related agreements, or this Order, and their respective directors, officers, general partners, agents, representatives, and attorneys, are authorized and empowered to carry out all of the provisions of the Purchase Agreement and other related agreements; to issue, execute, deliver, file, and record, as appropriate, such other and further documents as may be necessary evidencing and consummating the Purchase Agreement and other related agreements; and to take any and all actions contemplated by the Purchase Agreement, the related agreements, or this Order, and to issue, execute, deliver, file, and record, as appropriate, such other contracts, instruments, releases, indentures mortgages, deeds, bills of sale, assignments, leases, or other agreements or documents and to perform such other acts and execute and deliver such other documents, as are consistent with, and necessary or appropriate to implement, effectuate, and consummate, the Purchase Agreement, the related agreements, and this Order and the transactions contemplated thereby and hereby, all without further application to, or order of, the Court or further action by their respective directors, stockholders, or partners, and with like effect as if such actions had been taken by unanimous action of the respective directors, stockholders, and partners of such entities. All such additional agreements, documents, and instruments shall be deemed to be "related agreements" for purposes of this Order.  The Secretary or any assistant Secretary of the Debtor shall be, and hereby is, authorized to certify or attest to any of the foregoing actions (but no such certifications or attestation shall be required to make any such action valid, binding, and enforceable).  The Debtor is further authorized and empowered to cause to be filed with the secretary of state of any state or other applicable officials of any applicable governmental units any and all certificates, agreements, or amendments necessary or appropriate to effectuate the transactions contemplated by the Purchase Agreement, the related agreements, and this Order, including amended and restated certificates or articles of incorporation and by-laws or certificates or articles of amendment, and all such other actions, filings, or recordings as may be required under appropriate provisions of the applicable laws of all applicable governmental units, or as any of the officers of the Debtor may determine are necessary or appropriate.  The execution of any such document, or the taking of any such action shall be, and hereby is, deemed conclusive evidence of the authority of such entity to so act.  Without limiting the generality of the  foregoing, this Order shall constitute all approvals and consents, if any, required by the general corporation law of the state of incorporation of each of the entities and all other applicable business corporation, trust, and other laws of the applicable governmental units with respect to the implementation and consummation of the Purchase Agreement, the related agreements, and this Order and the transactions contemplated thereby and hereby;

     (23)    all entities in possession of some or all of the Assets are directed to surrender possession of the Assets to the Purchaser on the Closing Date or at such time thereafter as Purchaser may request;

     (24)     on the Closing Date, each of the Debtors' creditors is directed to execute such documents and take all other actions as may be necessary to release its liens on or claims against the Assets, if any, as such liens or claims may have been recorded or may otherwise exist;

     (25)     this Order is and shall be binding upon and govern the acts of all entities including, without limitation, all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal, state, and local officials, and all other Persons and entities who may be required by operation of law, the duties of their office, or contract, to accept, file, register or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in or to any of the Assets;

     (26)    each and every federal, state, and local governmental agency or department is hereby directed to accept any and all documents and instruments necessary and appropriate to consummate the transactions contemplated by the Purchase Agreement, the related agreements and this Order;

      (27)    if any Person or entity that has filed financing statements or other documents or agreements evidencing liens on or interests in the Assets shall not have delivered to the Debtor prior to the closing, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, releases of all liens or other interests which the Person or entity has with respect to the Assets, the Debtor is hereby authorized and directed to execute and file such statements, instruments, releases and other documents on behalf of the person or entity with respect to the Assets immediately prior to the Closing; provided, however, Fleet National Bank need only file releases, not terminations, and the Debtors are only authorized to file releases on behalf of Fleet National Bank;

     (28)    all Persons are enjoined from in any way pursuing the Purchaser or its affiliates to recover any claim which such Person has against the Debtor or the Assets, except with respect to any claim which is independently assertable against the Purchaser or its affiliates and does not arise directly or indirectly from their dealings with the Debtor or the assignments and transfers contemplated by this Order;

     (29)    the Purchase Agreement, the related agreements, and all other documents, agreements, and instruments necessary to effectuate and consummate the transactions contemplated by the Purchase Agreement, together with the terms and provisions of this Order, shall be binding upon and shall inure to the benefit of the Debtor, the Purchaser, and their respective successors and assigns, notwithstanding any subsequent appointment of a trustee for the Debtor, under any chapter of the Bankruptcy Code, as to which trustee such documents, agreements, and instruments (and the terms and provisions thereof) otherwise shall be binding;

     (30)    the Purchase Agreement and any related agreement may be modified, amended, or supplemented by agreement of the Debtor and the Purchaser without further action of the Court, provided that any such modification, amendment, or supplement is not material and substantially conforms to and effectuates the Purchase Agreement and has been consented to by Fleet National Bank, its first priority pre-petition secured lender;

     (31)     nothing in this Order shall constitute an assumption or rejection of any executory contract or unexpired lease except, upon the Closing, as specifically provided in this Order, the Purchase Agreement, and the designation of Assumed Contracts. Debtor's ability to assume or reject any other executory contract or unexpired leases shall not be affected by this Order;

     (32)     Debtor is authorized and directed to pay to Fleet National Bank, individually and as agent, all proceeds received from the sale at Closing which are attributable to Debtor's assets to the extent of the amount of the debt claimed by Fleet National Bank, except for the amount of $620,000 which shall remain subject to the liens of Fleet and Sunrise and the Carve Out as defined in the Final Order Authorizing Use of Cash Collateral, dated November 14, 2002, and the amount of $264,800 representing the fees and expenses of Beringea LLC incurred with respect to the Core, e-Technician and IVIS sales, with such additional fees and expenses owed to Beringea arising out of future sales to be paid out of future sale proceeds; and

     (33)    this Order shall be effective immediately upon entry of same and the ten (10) day stay as provided for in F.R.Bankr.P. 6004(g) and 6006(d) shall be, and hereby is, waived without further notice.

/s/ Walter Shapero UNITED STATES BANKRUPTCY JUDGE

Dated:  December 12, 2002

EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN
SOUTHERN DIVISION

NEXIQ TECHNOLOGIES, INC., WPI MICRO PROCESSOR SYSTEMS, INC, AND DIVERSIFIED SOFTWARE INDUSTRIES, INC.,	Case No: 02-63996, et. seq. Jointly Administered
Hon. Walter J. Shapero
Debtors.	Chapter 11
_________________________________/

ORDER UNDER 11 U.S.C. SECTIONS 105(a), 363(b), (f), (l) AND (m), 365, AND 1146(c), AND FED. R. BANKR. P. 2002, 6004, 6006, 9014: (A) APPROVING ASSET PURCHASE AGREEMENT; (B) AUTHORIZING (i) SALE OF SUBSTANTIALLY ALL OF DEBTOR'S "IVIS" DIVISION ASSETS FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS AND ENCUMBRANCES AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND LEASES, AND (C) GRANTING RELATED RELIEF

This matter having come before the Court upon the Motion (the "Sale Motion")1 of NEXIQ Technologies, Inc., WPI Micro Processor Systems, Inc. and Diversified Software Industries, Inc. (collectively "NEXIQ" or "Debtor") for an order under 11 U.S.C. sections 105(a), 363(b), (f), (l) and (m), 365, and 1146(c) and Fed. R. Bankr. P. 2002, 6004, 6006, and 9014 authorizing (A) the sale of substantially all of the Assets of the Debtor's "IVIS" Division used in the conduct of the Business of Debtor as seller, free and clear of all liens, claims, encumbrances, rights of first refusal, and other interests (the "Sale"), pursuant to the Asset Purchase Agreement (the "Purchase Agreement"), between the Debtor and Vetronix Corporation ("Purchaser"), the successful bidder for the "IVIS" assets following Auction; (B) the Debtor's assumption and assignment to the Purchaser of the Assumed Contracts to be identified or to be described in the Purchase Agreement, free and clear of liens, claims, encumbrances, rights of first refusal and other interests;

1 Unless otherwise defined, capitalized terms used herein shall have the meaning ascribed to them in the Sale Motion, the Purchase Agreement (as defined hereafter), or the Bankruptcy Code. A copy of the form of the Purchase Agreement is attached to the Sale Motion.

and (C) granting related relief; and a hearing on the Sale Motion having been held on December 12, 2002 (the "Sale Hearing"), at which time all interested parties were offered an opportunity to be heard with respect to the Sale Motion; and the Court having considered (i) the Sale Motion, (ii) any objections thereto, and (iii) the arguments of counsel made, and the evidence proffered or adduced at the Sale Hearing; and it appearing that the relief requested in the Sale Motion is in the best interests of the Debtor, its estate, its creditors and other parties in interest; and upon the record of the Sale Hearing and this cases; and after due deliberation thereon; and good cause appearing therefor;

IT IS HEREBY FOUND AND DETERMINED THAT:2

1.     The Court has jurisdiction over this Sale Motion pursuant to 28 U.S.C. sections 157 and 1334, and over the entities which are subject to the terms of this Order, including but not limited to all creditors, all persons and entities who have a claim (as defined in section 101(5) of the Bankruptcy Code) against the Debtor or its bankruptcy estate, and all parties in interest, including those entities claiming an interest in the Assets and those entities who are parties to the Contracts. This matter is a core proceeding pursuant to 28 U.S.C. section 157(b)(2). Venue of these cases and the Sale Motion in this district is proper under 28 U.S.C. sections 1408 and 1409.

2.     The statutory predicates for the relief sought in the Sale Motion are sections 105(a), 363(b), (f), (l), and (m), 365, and 1146(c) of the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended (the "Bankruptcy Code" or the "Code"), and Fed. R. Bankr. P. 2002, 6004, 6006, and 9014.

2 Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed. R. Bankr. P. 7052.

3.     As evidenced by the affidavits of service previously filed with the Court, and based on the representations of counsel at the Sale Hearing, (1) adequate and sufficient notice of the Sale Motion, the Sale Hearing and the Sale has been provided in accordance with the Bankruptcy Code, Federal Rules of Bankruptcy Procedures, including 11 U.S.C. sections 102(1), 363, and 365 and Fed. R. Bankr. P. 2002, 6004, 6006, and 9014, and the Local Bankruptcy Rules or orders of this Court, (2) such notice was good and sufficient, and appropriate under the particular circumstances, and (3) no other or further notice of the Sale, the Sale Motion, or the Sale Hearing shall be required.

4.     A reasonable opportunity to object or be heard with respect to the Sale Motion and the relief requested therein has been afforded to all interested persons and entities, including (i) the United States Trustee; (ii) the Creditors' Committee appointed in this case; (iii) any and all entities known to have expressed an interest in an acquisition transaction regarding the Debtor or its assets during the past twelve (12) months; (iv) all entities known to have asserted any lien, claim, encumbrance, right of first refusal, or other property interest in or upon any of the Assets and Contracts which are to be sold or assigned pursuant to the Purchase Agreement; (v) all entities who had filed a notice of appearance and request for service of papers in these cases; and (vi) all parties to executory contracts or unexpired leases proposed to be assumed and assigned under the Purchase Agreement.

5.     The Debtor (i) has full corporate power and authority to execute the Purchase Agreement and all other documents contemplated thereby, and the sale of the Assets of the Business by the Debtor has been duly and validly authorized by all necessary corporate action, (ii) has all of the corporate power and authority necessary to consummate the transactions contemplated by the Purchase Agreement, (iii) has taken all corporate action necessary to authorize and approve the Purchase Agreement and the consummation by the Debtor of the transactions contemplated thereby, and (iv) requires no further consents or approvals, other than those expressly provided for in the Purchase Agreement or otherwise explicitly set forth herein, to consummate such transactions.

6.     On December 11, 2002, the Debtor conducted an auction (the "Auction") and, at the conclusion of the Auction, the Debtor determined that Purchaser has made the highest and best offer to purchase the Assets.

7.     Approval of the Purchase Agreement and consummation of the Sale at this time are in the best interests of the Debtor, its creditors, its estate, and the public, particularly the Debtor's customers who rely upon the Debtor's service.

8.     The Debtor has demonstrated both (i) good, sufficient, and sound business purpose and justification and (ii) compelling circumstances for the Sale pursuant to the applicable provisions of the Bankruptcy Code, including 11 U.S.C. sections 105 and 363 prior to, and outside of, a plan of reorganization.

9.     The Debtor diligently and in good faith marketed the Assets of the Business to secure the highest and best offer therefor. In that regard, the Debtor sought bids for all of its Business and Assets, including their Core, e-Technician and ePOD Divisions. The terms and conditions set forth in the Purchase Agreement, and the Sale to the Purchaser pursuant thereto, represent a fair and reasonable purchase price and constitute the highest and best offer obtainable for the Business and the Assets.

10.     A sale of the Assets is the only viable alternative for preserving and capturing the value of the Assets and ensuring the continuation of the Business. The Debtor cannot continue to operate the Business for the time required to confirm and consummate a plan of reorganization without risking an immediate and material decline in the value of the Business and Assets. Thus, the only way to preserve and maximize value is to consummate the Sale and sell the Assets of the Business, thereby insuring an orderly and equitable sale process and distribution of proceeds.

11.     Potentially significant and long-term claims against the Debtor's estate will be minimized as a result of the prompt consummation of the Sale, and the concomitant assumption and assignment of the Contracts to the Purchaser.

12.     A sale of the Assets of the Business at this time to the Purchaser would result in the highest possible purchase price therefor. Thus, unless the Sale to the Purchaser is concluded expeditiously, as provided for in the Sale Motion and under the Purchase Agreement, the value of the Business and Assets will decline and the Debtor, its estate and its creditors may realize little or no value for the Business or the Assets.

13.     Similarly, with each passing day, the probability increases that the Debtor's customers will procure alternative service for their needs. To preserve the value of the Assets of the Business, preserve the jobs of the Debtor's employees, and preserve and maximize the value of the Debtor's estate for the benefit of all interested parties, the Debtor must be authorized to consummate the sale expeditiously.

14.     All Interests (as hereafter defined) shall attach to the proceeds of the Sale. The cash proceeds of the Sale paid to the Debtor at the Closing will be distributed to make the payments required under this Order, and the balance of the proceeds shall be distributed pursuant to further order of the Court.

15.     The Purchase Agreement was negotiated, proposed and entered into by the Debtor and the Purchaser without collusion, in good faith, and from arm's-length bargaining positions. Neither the Debtor nor the Purchaser or its affiliates has engaged in any conduct that would cause or permit the Purchase Agreement to be avoided under 11 U.S.C. section 363(n).

16.     The Purchaser is an entity purchasing and leasing property in good faith within the meaning of 11 U.S.C. section 363(m) and, as such, is entitled to the protections afforded thereby. The Purchaser will be acting in good faith within the meaning of 11 U.S.C. section 363(m) in closing the transactions contemplated by the Purchase Agreement.

17.     The consideration provided by the Purchaser for the Assets of the Business pursuant to the Purchase Agreement constitutes reasonably equivalent value and fair consideration under the Bankruptcy Code and under the laws of the United States, any state, territory, possession, or the District of Columbia.

18.     The consideration offered in the Purchase Agreement is the highest and best consideration offered for the Assets of the Business and will provide a greater recovery for the Debtor's creditors than would be provided by any other practical available alternative.

19.     The Sale must be approved and consummated promptly in order to preserve the value of the IVIS Business.

20.     The transfer of the Assets to the Purchaser upon the Closing will be a legal, valid, and effective transfer of the Assets and vest the Purchaser with all right, title, and interest of the Debtor to the Assets free and clear of mortgages, security interests, conditional sale or other title retention agreements, pledges, liens, claims, judgments, demands, easements, charges, encumbrances, defects, options, rights of first refusal, restrictions of all kind and any other interest (including, without limitation, liens, claims, encumbrances and interests (i) that purport to give to any party a right or option to effect any forfeiture, modification or termination of the Debtor's or the Purchaser's interest in the Assets, (ii) in respect of Taxes, or (iii) which arise as a result of any Employee Benefit Plan) (collectively, "Interests").

21.     The Purchaser would not have entered into the Purchase Agreement and would not consummate the transactions contemplated thereby, thus adversely affecting the Debtor, its estate, and its creditors, if the Sale of the Assets of the Business to the Purchaser and the assignment of the Contracts to the Purchaser were not free and clear of all Interests.

22.     The Debtor may sell the Assets of the Business free and clear of all Interests because, in each case, the requirements of the Bankruptcy Code, including one or more of the standards set forth in 11 U.S.C. section 363(f)(1) - (5) have been satisfied or such sale otherwise is authorized pursuant to 11 U.S.C. section 105. Those (A) holders of Interests, (B) non-debtor parties to Contracts and (C) other parties in interest who did not object, or who withdrew their objections, to the Sale, the Sale Motion or the assumption and assignment of Contracts are deemed to have consented to the transactions contemplated in the Purchase Agreement pursuant to 11 U.S.C. sections 363(f) (2) and 365. Those holders of Interests who did object fall within one or more of the other subsections of 11 U.S.C. section 363(f) are adequately protected by having their Interests, if any, attach to the cash proceeds of the Sale ultimately attributable to the property in which they claim an Interest as set forth in this Order.

23.     Except with respect to any Assumed Liabilities, neither (A) the transfer of the Assets of the Business to the Purchaser nor (B) the assumption by the Debtor and assignment to and assumption by the Purchaser of the Assumed Contracts will subject the Purchaser to any liability by reason of such transfer or assignment and assumption under the laws of the United States, any state, territory, or possession thereof, or the District of Columbia, based, in whole or in part, directly or indirectly, on any theory of law, including, without limitation, any theory of antitrust or successor or transferee liability or otherwise.

24.     The transfer of the Assets of the Business to the Purchaser is a transfer pursuant to 11 U.S.C. section 1146(c) and, accordingly, shall not be taxed under any law imposing a stamp tax or similar tax.

25.     The Debtor has demonstrated that it is an exercise of its sound business judgment to assume and assign the Assumed Contracts to the Purchaser in connection with the consummation of the Sale, and the assumption and assignment of the Assumed Contracts is in the best interests of the Debtor, its estate, and its creditors. The Assumed Contracts being assigned to the Purchaser are an integral part of the operations of the Debtor being purchased by the Purchaser and, accordingly, such assumption and assignment of the Assumed Contracts is reasonable, enhances the value of the Debtor's estate, and does not constitute unfair discrimination.

26.     By the Purchaser agreeing to pay all costs of cure where there is no dispute as to the amount thereof and the undisputed portion of costs of cure where there is a dispute as to the amount thereof and by escrowing the disputed portion claimed by the non-Debtor party where there is a dispute, the Debtor has (i) provided adequate assurance that any default which arises or accrues prior to the Closing Date under any of the Assumed Contracts will be promptly cured, within the meaning of 11 U.S.C. section 365(b)(1)(A), and (ii) provided adequate assurance that the Purchaser will promptly provide compensation to any party to the Assumed Contracts, other than the Debtor, for any actual pecuniary loss to such party resulting from a default under any of the Assumed Contracts which arises or accrues prior to the Closing Date, within the meaning of 11 U.S.C. section 365(b)(1)(B); and the Purchaser has provided adequate assurance of future performance of the Assumed Contracts, within the meaning of 11 U.S.C. section 365(b)(1)(C).

27.     The Debtor has good and marketable title to the Assets;

28.     All findings of facts and conclusions of law made herein or announced in open court in connection with the Sale Motion are incorporated herein.

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT:

General Provisions

     (1)     All of the findings of fact and conclusions of law set forth above are incorporated herein by reference, and the Sale Motion as modified by any announcements in open court is granted, as provided herein.

      (2)     All objections, responses, and requests for continuances concerning the Sale Motion or the relief requested therein are resolved in accordance with the terms of this Order and as set forth in the record of the Sale Hearing, and those that have not been withdrawn, waived, or settled, and all reservations of rights included in such objections, are overruled on the merits.

Approval of Purchase Agreement

      (3)     the Purchase Agreement and the transactions contemplated therein, including the transfer of the Assets by the Seller to the Purchaser as provided in the Purchase Agreement are approved and authorized under the Bankruptcy Code, including Sections 105, 363 and 365 of the Bankruptcy Code;

      (4)     the transfer of the Assets by Debtor to Purchaser upon Closing will be a legal, valid, and effective transfer of the Assets notwithstanding any requirement for approval or consent by any entity (as defined in Section 101(15) of the Bankruptcy Code);

      (5)     the transfer of the Assets by Debtor to Purchaser vests the Purchaser with good and indefeasible title to the Assets free and clear of all Interests, except those expressly assumed by the Purchaser thereunder; and any such Interests which existed prior to the Closing shall attach to the proceeds of the sale in the same order and priority as existed before the sale;

      (6)     the transfer of the Assets is in exchange for consideration being paid by the Purchaser that constitutes reasonably equivalent value and fair consideration under the Bankruptcy Code and under the laws of the United States, any state, territory, possession, or the District of Columbia;

      (7)     The transfer of the Assets of the Business, and the assumption and assignment of the Assumed Contracts does not and will not subject the Purchaser to any liability by reason of such transfers and assignments under the laws of the United States, any state, territory or possession thereof or the District of Columbia based, in whole or in part, directly or indirectly, on any theory of law, including, without limitation, any theory of successor or transferee liability;

      (8)     the Bankruptcy Court retains jurisdiction to interpret and enforce the provisions of the Purchase Agreement, any related agreement to which the Debtor is party, and this Order, including, without limitation, jurisdiction to (a) protect the Purchaser against any claims or other liabilities related to the transactions contemplated by the Purchase Agreement or otherwise, in accordance with the provisions of the Purchase Agreement, (b) resolve any and all objections to, or disputes among the parties to the Purchase Agreement regarding, all issues or disputes with respect to claims for indemnification or otherwise payable under the Purchase Agreement, provided, however, that in the event the court abstains from exercising, or declines to exercise, jurisdiction with respect to any matter referred to in this Paragraph or is without jurisdiction, such abstention, refusal, or lack of jurisdiction shall have no effect upon and shall not control, prohibit, or limit the exercise of jurisdiction of any other court or arbitral body having competent jurisdiction with respect to any such matter;

      (9)     the transactions contemplated by the Purchase Agreement are undertaken by the Purchaser in good faith, as that term is used in Section 363(m) of the Bankruptcy Code, and the Purchaser is entitled to the rights and protection granted thereby;

     (10)     there exist exigent business reasons for the sale of the Assets to the Purchaser;

     (11)     the sale is in the best interests of the Debtor's estate, its creditors, and its Customers and is otherwise in the public interest;

     (12)     there has been such notice as is appropriate in the particular circumstances given to all entities required by law to receive notice of the sale and such opportunity for hearing as is appropriate in the particular circumstances;

      (13)     the Business and the Assets have been adequately marketed and will lose value absent a sale;

      (14)     all of the requirements of Sections 105 and 363 of the Bankruptcy Code for a sale free and clear of Interests have been met; and

      (15)     the Debtor's previous execution and delivery of the Purchase Agreement are hereby authorized, and the Debtor is authorized to consummate, pursuant to the terms of the Purchase Agreement, the sale of the Assets to Purchaser and related transactions and to negotiate, execute, and deliver such other and further documents as may be necessary or appropriate to implement and consummate the Purchase Agreement.

Assumption and Assignment to Purchaser of Contracts

      (16)     the assumption by Debtor and assignment to Purchaser of the Assumed Contracts in accordance with the Bidding Procedures and Order entered in connection therewith is approved and shall become effective upon Closing;

      (17)     all defaults of Debtor under the Assumed Contracts arising or accruing prior to the Closing (without giving effect to any acceleration clauses or any default provisions in such contracts of a kind specified in Section 365(b)(2) of the Bankruptcy Code) shall be promptly cured by Purchaser and shall not cause or result in a decrease in the Purchase Price paid to Debtor at Closing.

      (18)     any pecuniary consideration to which any party (other than the Debtor) to an Assumed Contract is legally entitled resulting from a default by Debtor under the Assumed Contract prior to the Closing Date shall be promptly compensated by Purchaser;

      (19)     the amounts to be paid to the parties to the Assumed Contracts by the Purchaser shall be: (a) with respect to parties that timely filed written objections that have not been or are not hereafter resolved, or parties whose contracts have not been designated by the Sale Hearing, the amount to be ordered by this Court; (b) with respect to parties that timely filed written objections that have been or are hereafter resolved, the amounts agreed to by the parties and set forth on the record of the Sale Hearing or in a subsequent written agreement between the Debtors and the other party to the Assumed Contract; (c) with respect to parties that fail to file written objections within 10 business days after service of the Notice of Proposed Assumption and Assignment, the amounts set forth in the Notice of Proposed Assumption of Leases and Executory Contracts in Connection With the (i) Proposed Sale of Substantially All Assets of NEXIQ Technologies, Inc., et. al., (ii) Assumption and Assignment of Certain Related Executory Contracts and Unexpired Leases, and (iii) Opportunity to Submit Competitive Bids.

      (20)     the Purchaser has provided adequate assurance of future performance of the Assumed Contracts within the meaning of Section 365(f)(2) of the Bankruptcy Code; and

      (21)     the Assumed Contracts shall remain in full force and effect for the benefit of the Purchaser, notwithstanding any provisions in such Assumed Contracts or in applicable law (including, without limitation, those described in Sections 365(b)(2) and (f) of the Bankruptcy Code) that prohibit, restrict, or limit in any way such assignment or transfer;

Miscellaneous

(22)     the Debtor and each other entity having duties or responsibilities under the Purchase Agreement, the related agreements, or this Order, and their respective directors, officers, general partners, agents, representatives, and attorneys, are authorized and empowered to carry out all of the provisions of the Purchase Agreement and other related agreements; to issue, execute, deliver, file, and record, as appropriate, such other and further documents as may be necessary evidencing and consummating the Purchase Agreement and other related agreements; and to take any and all actions contemplated by the Purchase Agreement, the related agreements, or this Order, and to issue, execute, deliver, file, and record, as appropriate, such other contracts, instruments, releases, indentures mortgages, deeds, bills of sale, assignments, leases, or other agreements or documents and to perform such other acts and execute and deliver such other documents, as are consistent with, and necessary or appropriate to implement, effectuate, and consummate, the Purchase Agreement, the related agreements, and this Order and the transactions contemplated thereby and hereby, all without further application to, or order of, the Court or further action by their respective directors, stockholders, or partners, and with like  effect as if such actions had been taken by unanimous action of the respective directors, stockholders, and partners of such entities.  All such additional agreements, documents, and instruments shall be deemed to be "related agreements" for purposes of this Order.  The Secretary or any assistant Secretary of the Debtor shall be, and hereby is, authorized to certify or attest to any of the foregoing actions (but no such certifications or attestation shall be required to make any such action valid, binding, and enforceable).  The Debtor is further authorized and empowered to cause to be filed with the secretary of state of any state or other applicable officials of any applicable governmental units any and all certificates, agreements, or amendments necessary or appropriate to effectuate the transactions contemplated by the Purchase Agreement, the related agreements, and this Order, including amended and restated certificates or articles of incorporation and by-laws or certificates or articles of amendment, and all such other actions, filings, or recordings as may be required under appropriate provisions of the applicable laws of all applicable governmental units, or as any of the officers of the Debtor may determine are necessary or appropriate.  The execution of any such document, or the taking of any such action shall be, and hereby is, deemed conclusive evidence of the authority of such entity to so act.  Without limiting the generality of the  foregoing, this Order shall constitute all approvals and consents, if any, required by the general corporation law of the state of incorporation of each of the entities and all other applicable business corporation, trust, and other laws of the applicable governmental units with respect to the implementation and consummation of the Purchase Agreement, the related agreements, and this Order and the transactions contemplated thereby and hereby;

      (23)     all entities in possession of some or all of the Assets are directed to surrender possession of the Assets to the Purchaser on the Closing Date or at such time thereafter as Purchaser may request;

      (24)     on the Closing Date, each of the Debtors' creditors is directed to execute such documents and take all other actions as may be necessary to release its liens on or claims against the Assets, if any, as such liens or claims may have been recorded or may otherwise exist;

      (25)     this Order is and shall be binding upon and govern the acts of all entities including, without limitation, all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal, state, and local officials, and all other Persons and entities who may be required by operation of law, the duties of their office, or contract, to accept, file, register or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in or to any of the Assets;

      (26)     each and every federal, state, and local governmental agency or department is hereby directed to accept any and all documents and instruments necessary and appropriate to consummate the transactions contemplated by the Purchase Agreement, the related agreements and this Order;

      (27)     if any Person or entity that has filed financing statements or other documents or agreements evidencing liens on or interests in the Assets shall not have delivered to the Debtor prior to the closing, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, releases of all liens or other interests which the Person or entity has with respect to the Assets, the Debtor is hereby authorized and directed to execute and file such statements, instruments, releases and other documents on behalf of the person or entity with respect to the Assets immediately prior to the Closing; provided, however, Fleet National Bank need only file releases, not terminations, and the Debtors are only authorized to file releases on behalf of Fleet National Bank;

      (28)    all Persons are enjoined from in any way pursuing the Purchaser or its affiliates to recover any claim which such Person has against the Debtor or the Assets, except with respect to any claim which is independently assertable against the Purchaser or its affiliates and does not arise directly or indirectly from their dealings with the Debtor or the assignments and transfers contemplated by this Order;

      (29)     the Purchase Agreement, the related agreements, and all other documents, agreements, and instruments necessary to effectuate and consummate the transactions contemplated by the Purchase Agreement, together with the terms and provisions of this Order, shall be binding upon and shall inure to the benefit of the Debtor, the Purchaser, and their respective successors and assigns, notwithstanding any subsequent appointment of a trustee for the Debtor, under any chapter of the Bankruptcy Code, as to which trustee such documents, agreements, and instruments (and the terms and provisions thereof) otherwise shall be binding;

      (30)     the Purchase Agreement and any related agreement may be modified, amended, or supplemented by agreement of the Debtor and the Purchaser without further action of the Court, provided that any such modification, amendment, or supplement is not material and substantially conforms to and effectuates the Purchase Agreement and has been consented to by Fleet National Bank, its first priority pre-petition secured lender;

      (31)     nothing in this Order shall constitute an assumption or rejection of any executory contract or unexpired lease except, upon the Closing, as specifically provided in this Order, the Purchase Agreement, and the designation of Assumed Contracts. Debtor's ability to assume or reject any other executory contract or unexpired leases shall not be affected by this Order;

      (32)     Debtor is authorized and directed to pay to Fleet National Bank, individually and as agent, all proceeds received from the sale at Closing which are attributable to Debtor's assets to the extent of the amount of the debt claimed by Fleet National Bank; and

      (33)     this Order shall be effective immediately upon entry of same and the ten (10) day stay as provided for in F.R.Bankr.P. 6004(g) and 6006(d) shall be, and hereby is, waived without further notice.

/s/ Walter Shapero UNITED STATES BANKRUPTCY JUDGE

Dated: December 12, 2002